                                                                      Ex 3.14(d)

                       CHANGE OF ADDRESS OF RESIDENT AGENT

The Corporation Trust Incorporated hereby submits the following for the purpose of changing the address of the resident agent for the business entities on the attached list:

1. The name of the resident agent is The Corporation Trust Incorporated.

2. The old address of the resident agent is:

                 32 South Street
                 Baltimore, Maryland 21202

3. The new address of the resident agent is:

                 300 East Lombard Street
                 Baltimore, Maryland 21202

4. Notice of the above changes are being sent to the business entities on the attached list.

5. The above changes are effective when this document is filed with the Department of Assessments and Taxation.

/s/ Kenneth J. Uva
-------------------------------
Kenneth J. Uva
Assistant Secretary

                                [STAMP ILLEGIBLE]

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                                STATE OF MARYLAND
                         RESIDENT ADDRESS UNCHANGED LIST

                                 STATUS - ACTIVE

ID. NO.     o---C 0 R P 0 R A T E  N A M E----o  STATUS   o--R E S I D E N T  A G E N T--o       o---P R I N C I P A L  N A M E---o
F0314419    D. COMPE, INC.                          X     THE CORPORATION TRUST
                                                          INCORPORATED                           2785 S. OAKLAND STREET
                                                          32 SOUTH STREET
                                                          BALTIMORE                 MD 21202     ARLINGTON                VA 66606

F3367683    DC PARTNERSHIP MANAGEMENT INC.          I     CORPORATION TRUST INCORPORATED
                                                                                                 2030 DOW CENTER
                                                          32 SOUTH STREET
                                                          BALTIMORE                 MD 21202     MIDLAND                  MI 48674

F1558600    D. C. TAYLOR CO.                        I     THE CORPORATION TRUST
                                                          INCORPORATED                           P.O. BOX 97
                                                          32 SOUTH STREET
                                                          BALTO.                    MD 21202     CEDAR RAPIDS             IA 52406

F4385670    DC TRANSPORTATION SERVICES, INC.        I     CORPORATION TRUST
                                                          INCORPORATED                           P.O. BOX 33034
                                                          32 SOUTH STREET
                                                          BALTIMORE                 MD 21202     CLEVELAND                OH 44133

F2169662    DDL 0MNI ENGINEERING CORP.              I     CORPORATION TRUST INCORPORATED
                                                                                                 7925 CENTER AVENUE
                                                          32 SOUTH STREET
                                                          BALTIMORE                 MD 21202     CUCAMONGA                CA 91730

Z4817995    DDRC PDK HAGERSTOWN LLC                 A     THE CORPORATION TRUST
                                                          INCORPORATED                           34555 CHAGRIN BLVD.
                                                          32 SOUTH STREET
                                                          BALTIMORE                 MD 21202     MORELAND HILLS           OH 44022

Z4818357    DDRC PKD SALISBURY LLC                  A     CORPORATION TRUST INCORPORATED
                                                                                                 34555 CHAGRIN BLVD.
                                                          32 SOUTH STREET
                                                          BALTIMORE                 MD 21202     MORELAND HILLS           OH 44022

F3373881    DEALER COMPUTER SERVICES, INC.          I     CORPORATION TRUST INCORPORATED
                                                                                                6700 HOLLISTER
                                                          32 SOUTH STREET
                                                          BALTIMORE                 MD 21202    HOUSTON                   TX 77040

F3984473    DEALER FINANCE CORPORATION OF AMERICA   I     CORPORATION TRUST INCORPORATED
                                                                                                 415 N. MCKINLEY SUITE 902
                                                          32 SOUTH STREET
                                                          BALTIMORE                 MD 21202     LITTLE ROCK              AR 72205

F3678539    DEALERS ENGINE SALES, INC.              I     CORPORATION TRUST INCORPORATED
                                                                                                 3445 DEVELOPERS RD
                                                          32 SOUTH STREET
                                                          BALTIMORE                 MD 21202     INDIANOPOLIS             IN 44227

D1482793    DEALERS HOLDING, INC.                   I     CORPORATION TRUST INCORPORATED         SAMUEL N. WRIGHT
                                                                                                 11333 MCCORMICK ROAD
                                                          300 E. LOMBARD ST.
                                                          BALTIMORE                 MD 21202     HUNT VALLEY              MD 21031

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